Exhibit 99.4

07/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                 $1,092,339,143.74
Beginning of the Month Finance Charge Receivables:            $   70,392,707.68
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $1,162,731,851.42

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $1,070,203,501.16
End of the Month Finance Charge Receivables:                  $   70,846,098.86
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $1,141,049,600.02

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $  946,333,332.00
End of the Month Seller Amount                                $  123,870,169.16
End of the Month Seller Percentage                                        11.57%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $   36,369,241.08
       60-89 Days Delinquent                                  $   24,826,557.05
       90+ Days Delinquent                                    $   53,068,422.36
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07/99                                                                     Page 2

       Total 30+ Days Delinquent                              $  114,264,220.49
       Delinquent Percentage                                              10.01%

Defaulted Accounts During the Month                           $   10,497,413.30
Annualized Default Percentage                                             11.53%

Principal Collections                                            121,135,668.92
Principal Payment Rate                                                    11.09%

Total Payment Rate                                                        12.10%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $  273,750,000.00
       Class B Initial Invested Amount                        $   26,250,000.00

INITIAL INVESTED AMOUNT                                       $  300,000,000.00

       Class A Invested Amount                                $  319,375,000.00
       Class B Invested Amount                                $   30,625,000.00

INVESTED AMOUNT                                               $  350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            32.04%
PRINCIPAL ALLOCATION PERCENTAGE                                           32.04%

MONTHLY SERVICING FEE                                         $      437,500.00

INVESTOR DEFAULT AMOUNT                                       $    3,363,507.68

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               91.25%

       Class A Finance Charge Collections                     $    6,112,393.28
       Other Amounts                                          $            0.00
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07/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $    6,112,393.28

       Class A Monthly Interest                               $    1,527,322.22
       Class A Servicing Fee                                  $      399,218.75
       Class A Investor Default Amount                        $    3,069,200.76

TOTAL CLASS A EXCESS SPREAD                                   $    1,116,651.55

REQUIRED AMOUNT                                               $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.75%

       Class B Finance Charge Collections                     $      586,119.91
       Other Amounts                                          $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      586,119.91

       Class B Monthly Interest                               $      150,538.89
       Class B Servicing Fee                                  $       38,281.25

TOTAL CLASS B EXCESS SPREAD                                   $      397,299.77

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $    1,513,951.32

       Excess Spread Applied to Required Amount               $            0.00

       Excess Spread Applied to Class A Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $      294,306.92

       Excess Spread Applied to Class B Investor              $            0.00
       Charge Offs
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07/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                  $       20,416.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $            0.00
       Account

       Excess Spread Applied to other amounts owed            $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    1,199,227.73

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    3,483,877.50

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to           $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $            0.00
       other amounts owed Cash Collateral Depositor
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07/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           6.89%
       Base Rate (Prior Month)                                             6.70%
       Base Rate (Two Months Ago)                                          7.12%

THREE MONTH AVERAGE BASE RATE                                              6.90%

       Portfolio Yield (Current Month)                                    11.43%
       Portfolio Yield (Prior Month)                                      15.75%
       Portfolio Yield (Two Months Ago)                                   12.03%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.07%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              91.25%

       Class A Principal Collections                          $   35,417,266.83

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

       Class B Principal Collections                          $    3,396,176.26

TOTAL PRINCIPAL COLLECTIONS                                   $   38,813,443.09

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00
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07/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   38,813,443.09
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $   45,500,000.00
       Available Cash Collateral Amount                       $   45,500,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $            0.00
       Class B Interest Rate Cap Payments                     $            0.00

TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                            First USA Bank, NA,
                                            as Servicer


                                             By /s/ Tracie H. Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                First Vice President